Exhibit 99.1

FOR IMMEDIATE RELEASE

October 30, 2017

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Eric B. Heyer, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS FIRST QUARTER 2018 OPERATING RESULTS

Fairfield, New Jersey, October 30, 2017 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), today reported net income for the quarter ended September 30, 2017 of $5.2 million, or $0.07 per basic and diluted share. The results represent an increase in net income of $828,000 compared to net income of $4.4 million, or $0.05 per basic and diluted share, for the quarter ended June 30, 2017.

Overview

The Company continued to execute strategies during the first quarter of fiscal 2018 intended to grow and diversify its balance sheet while increasing earnings and prudently managing capital to promote long-term growth in shareholder value. These strategies resulted in several incremental balance sheet growth and diversification achievements that are included among the following noteworthy highlights for the quarter:

•	The Company’s aggregate loan portfolio, excluding loans held for sale and the allowance for loan losses, increased by $15.1 million to $3.26 billion, or 67.8% of total assets, at September 30, 2017 from $3.25 billion, or 67.4% of total assets, at June 30, 2017. The growth in the loan portfolio largely reflected the Company’s continued strategic focus on commercial mortgage loans, which increased by $16.2 million to $2.51 billion at September 30, 2017 from $2.50 billion at June 30, 2017.

For those same comparative periods, the balance of commercial business loans increased by $7.2 million to $81.7 million from $74.5 million while the outstanding balance of the funded portion of construction loans increased by $4.5 million to $8.3 million from $3.8 million. In both cases, the noted growth reflects the Company’s strategic efforts to further grow and diversify its loan portfolio into these additional categories of loans.

•	Nonperforming loans decreased by $761,000 to $18.1 million, or 0.56% of total loans, at September 30, 2017 from $18.9 million, or 0.58% of total loans, at June 30, 2017.

•	The allowance for loan losses increased to $29.4 million at September 30, 2017 from $29.3 million at June 30, 2017, resulting in a “total loan coverage ratio”, representing the balance of the allowance for loan losses as a percentage of total loans, of 0.90% at the close of each period.

•	The “nonperforming loan coverage ratio”, representing the balance of the allowance for loan losses as a percentage of nonperforming loans, increased to 162.6% at September 30, 2017 from 155.2% at June 30, 2017.

•	The Company’s securities portfolio increased by $12.4 million to $1.11 billion, or 23.3% of total assets, at September 30, 2017 from $1.11 billion, or 23.0% of total assets, at June 30, 2017. The net increase in the securities portfolio partly reflected the purchase of uncapped, floating-rate securities and tax-advantaged municipal securities while also reflecting a net increase in the fair value of the available for sale portfolio during the period. The noted increases were partially offset by normal principal repayments arising from amortization, calls and maturities of securities.

•	The balance of cash and cash equivalents decreased by $39.4 million to $38.8 million at September 30, 2017 from $78.2 million at June 30, 2017. The decrease in cash and equivalents largely reflected the continuing effort to reallocate interest-earning cash and equivalents into comparatively higher-yielding assets during the period. Such reallocation contributed to a $38.4 million decrease in the average balance of other interest-earning assets to $79.9 million for the quarter ended September 30, 2017 from $118.3 million for the quarter ended June 30, 2017. Other interest-earning assets generally include the balance of interest-earning cash deposits held in other banks coupled with the balance of the Bank’s mandatory investment in the capital stock of the Federal Home Loan Bank of New York.

•	The Company’s total deposits increased by $23.1 million to $2.95 billion at September 30, 2017, from $2.93 billion at June 30, 2017. The growth in deposits during the first quarter included an $11.9 million increase in non-interest-bearing deposits coupled with an $11.3 million increase in interest-bearing deposits. The growth in deposits largely reflected the continuing effects of product, pricing and marketing strategies enacted during fiscal 2017.

•	Total borrowings increased by $2.3 million to $808.6 million at September 30, 2017, from $806.2 million at June 30, 2017. The increase in borrowings largely reflected a $2.3 million increase in depositor sweep account balances representing normal day-to-day fluctuations in such balances.

•	The Company’s stockholders’ equity decreased by $42.9 million to $1.01 billion at September 30, 2017 from $1.06 billion at June 30, 2017. The decrease largely reflected the return of capital to stockholders through share repurchases and cash dividends during the period. The decrease in stockholders’ equity was partially offset by net income earned during the period coupled with a net increase in accumulated other comprehensive income reflecting increases in the fair value of the Company’s derivatives and available for sale securities portfolios.

At September 30, 2017, the Company’s total consolidated equity to assets ratio was 21.09% while the Bank’s total consolidated equity to assets ratio was 17.66%. The Company’s and Bank’s capital ratios at September 30, 2017 were well in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

As highlighted below, the noted balance sheet growth, reinvestment and reallocation achievements helped to offset the adverse effects on net interest income that resulted from the downward pressure on net interest margin arising from low market interest rates and a flattening yield curve:

•	The Company’s net interest income increased $80,000 to $26.8 million for the quarter ended September 30, 2017 from $26.7 million for the quarter ended June 30, 2017.

•	The Company’s net interest margin and net interest rate spread remained stable at 2.40% and 2.13%, respectively, for the quarters ended September 30, 2017 and June 30, 2017.

The level of the Company’s charge offs and provision for loan losses continued to reflect strong asset quality metrics:

•	The Company recognized net charge offs totaling $471,000, reflecting an annualized charge off rate of 0.06% on the average balance of total loans for the quarter ended September 30, 2017. By comparison, for the quarter ended June 30, 2017, the Company recognized recoveries of charge offs from prior periods that exceeded the level of charge offs recognized during that period. The net recoveries of $483,000 recognized during the quarter ended June 30, 2017 reflected an annualized charge off (recovery) rate of (0.06)% on the average balance of total loans for the quarter ended June 30, 2017.

•	The Company’s provision for loan losses decreased by $558,000 to $630,000 for the quarter ended September 30, 2017 compared to $1.2 million for the quarter ended June 30, 2017. The decrease in the provision was largely attributable to the comparatively lower level of growth during the quarter ended September 30, 2017 in the performing portion of the loan portfolio that is collectively evaluated for impairment using historical and environmental loss factors. The effects of the lower level of growth in the portfolio was partially offset by the increase in net charge offs between the two comparative periods, as discussed above. The decrease in the provision also reflected less noteworthy updates to historical and environmental loss factors during the period.

The strategies executed by the Company during the quarter ended September 30, 2017 also served to strengthen and diversify its sources of non-interest income, as highlighted below:

•	Gains on sale of residential mortgage loans totaled $213,000 for the quarter ended September 30, 2017 compared to $139,000 for the quarter ended June 30, 2017. The increase in sale gains reflected an increase in the volume of loans originated and sold partially offset by a modest decrease in the average net gain recognized per loan sold between comparative periods. In addition to bolstering non-interest income, the Company’s mortgage banking activities are expected to continue serving as a strategy to manage exposure to interest rate risk.

•	Gains on sale of SBA loans originated totaled $118,000 for the quarter ended September 30, 2017 compared to $392,000 for the quarter ended June 30, 2017. The decrease in sale gains reflected a decrease in the balance of SBA loans originated and sold partially offset by a modest increase in the average net gain recognized per loan sold between comparative periods.

In addition to the items noted above, fees and service charges increased by $422,000 to $1.3 million for the quarter ended September 30, 2017 from $839,000 for the quarter ended June 30, 2017. The increase was largely attributable to an increase in commercial mortgage loan prepayment charges recognized between comparative periods.

The Company continues to evaluate and implement tactics and strategies designed to improve operating practices, policies and procedures while making more efficient and effective use of its supporting infrastructure, including human resources, facilities and information technology systems.

•	The Company’s ratio of non-interest expense to average assets totaled 1.77% for the quarter ended September 30, 2017 compared to 1.83% for the prior quarter ended June 30, 2017. For those same comparative periods, the Company’s operating efficiency ratio decreased to 71.2% from 74.1%, respectively.

Collectively, the factors noted above contributed to the increase in net income for the quarter ended September 30, 2017 compared to the prior quarter ended June 30, 2017. These increases in operating earnings had a favorable impact on the Company’s earnings-based performance ratios as highlighted below:

•	The Company’s return on average assets for the quarter ended September 30, 2017 totaled 0.43% compared to 0.37% for the prior quarter ended June 30, 2017.

•	The Company’s return on average equity for the quarter ended September 30, 2017 totaled 2.01% compared to 1.64% for the prior quarter ended June 30, 2017.

The Company continued to execute key capital management strategies during the first quarter of fiscal 2018 to further support shareholder value:

•	The Company maintained its regular quarterly cash dividend payable to stockholders of $0.03 per share declared and paid during the quarters ended September 30, 2017 and June 30, 2017. Additionally, the Company declared a special cash dividend of $0.12 during the quarter ended September 30, 2017. When combined with the regular cash dividends of $0.10 declared and paid during the prior fiscal year, the special dividend of $0.12 effectively increased the Company’s dividend payout ratio to approximately 100% based on its basic and diluted earnings per share of $0.22 reported for the fiscal year ended June 30, 2017. The Company continuously evaluates its dividend policies and practices in relation to its capital management and shareholder value objectives.

•	In May 2017, the Company announced its second share repurchase program through which it authorized the repurchase of 8,559,084 shares, or 10%, of the Company’s outstanding shares. During the quarter ended September 30, 2017, the Company repurchased a total of 2,803,000 of its shares at an average cost of $14.44 per share. Through September 30, 2017, the Company repurchased a total of 4,043,000 shares, or 47.2% of the number of shares authorized under the current program, at a total cost of $58.2 million and at an average cost of $14.40 per share.

The exhibits that follow this narrative begin with the presentation of the Linked-Quarter Comparative Financial Analysis that supports the discussion above by presenting the Company’s financial condition and operating results for the quarter ended September 30, 2017 compared to those for the prior quarter ended June 30, 2017. This analysis is followed by a tabular Five-Quarter Financial Trend Analysis that presents similar financial information, together with other financial highlights and performance metrics, over a consecutive five quarter look-back period that is intended to reflect the Company’s financial performance and strategic achievements over this extended period of time.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Kearny Financial Corp. with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	At		Variance or Change	Variance or Change Pct.
	September 30, 2017	June 30, 2017
Assets
Cash and cash equivalents	$38,823	$78,237	$(39,414)	(50.4)
Securities available for sale	636,600	613,760	22,840	3.7
Securities held to maturity	482,926	493,321	(10,395)	(2.1)
Loans held-for-sale	3,808	4,692	(884)	(18.8)
Loans receivable, including yield adjustments	3,260,328	3,245,261	15,067	0.5
Less allowance for loan losses	(29,445)	(29,286)	(159)	0.5

Net loans receivable	3,230,883	3,215,975	14,908	0.5
Premises and equipment	40,132	39,585	547	1.4
Federal Home Loan Bank stock	39,115	39,958	(843)	(2.1)
Accrued interest receivable	13,268	12,493	775	6.2
Goodwill	108,591	108,591	—	—
Bank owned life insurance	182,489	181,223	1,266	0.7
Deferred income taxes, net	13,230	15,454	(2,224)	(14.4)
Other assets	18,285	14,838	3,447	23.2

Total assets	$4,808,150	$4,818,127	$(9,977)	(0.2)

Liabilities
Deposits	$2,953,268	$2,930,127	$23,141	0.8
Borrowings	808,554	806,228	2,326	0.3
Advance payments by borrowers for taxes	9,787	8,711	1,076	12.4
Other liabilities	22,308	15,880	6,428	40.5

Total liabilities	3,793,917	3,760,946	32,971	0.9

Stockholders’ Equity
Common stock	815	844	(29)	(3.4)
Paid-in capital	690,204	728,790	(38,586)	(5.3)
Retained earnings	354,123	361,039	(6,916)	(1.9)
Unearned ESOP shares	(34,049)	(34,536)	487	(1.4)
Accumulated other comprehensive income, net	3,140	1,044	2,096	200.8

Total stockholders’ equity	1,014,233	1,057,181	(42,948)	(4.1)

Total liabilities and stockholders' equity	$4,808,150	$4,818,127	$(9,977)	(0.2)

Consolidated capital ratios
Equity to assets	21.09%	21.94%	-0.85%
Tangible equity to tangible assets	19.27%	20.14%	-0.87%

Share data
Outstanding shares (period end)	81,548	84,351	(2,803)	(3.3)
Equity per share	$12.44	$12.53	$(0.09)	(0.7)
Tangible equity per share (1)	$11.10	$11.24	$(0.14)	(1.2)

(1)	Tangible equity equals total stockholders’ equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	For the three months ended		Variance or Change	Variance or Change Pct.
	September 30, 2017	June 30, 2017
Interest income
Loans	$30,473	$29,842	$631	2.1
Mortgage-backed securities	2,896	3,063	(167)	(5.5)
Debt securities:
Taxable	2,960	2,868	92	3.2
Tax-exempt	621	605	16	2.6
Other interest-earning assets	642	586	56	9.6

Total Interest Income	37,592	36,964	628	1.7

Interest expense
Deposits	6,219	5,909	310	5.2
Borrowings	4,563	4,325	238	5.5

Total interest expense	10,782	10,234	548	5.4

Net interest income	26,810	26,730	80	0.3
Provision for loan losses	630	1,188	(558)	(47.0)

Net interest income after provision for loan losses	26,180	25,542	638	2.5

Non-interest income
Fees and service charges	1,261	839	422	50.3
Gain on sale of loans	331	531	(200)	(37.7)
(Loss) gain on sale of real estate owned	(109)	3	(112)	(3,733.3)
Income from bank owned life insurance	1,267	1,288	(21)	(1.6)
Electronic banking fees and charges	278	287	(9)	(3.1)
Miscellaneous	66	72	(6)	(8.3)

Total non-interest income	3,094	3,020	74	2.5

Non-interest expense
Salaries and employee benefits	12,867	12,887	(20)	(0.2)
Net occupancy expense of premises	1,981	2,013	(32)	(1.6)
Equipment and systems	2,190	2,204	(14)	(0.6)
Advertising and marketing	710	937	(227)	(24.2)
Federal deposit insurance premium	360	352	8	2.3
Directors’ compensation	689	689	—	—
Miscellaneous	2,489	2,969	(480)	(16.2)

Total non-interest expense	21,286	22,051	(765)	(3.5)

Income before income taxes	7,988	6,511	1,477	22.7
Income taxes	2,756	2,107	649	30.8

Net income	$5,232	$4,404	$828	18.8

Net income per common share (EPS)
Basic	$0.07	$0.05	$0.02
Diluted	$0.07	$0.05	$0.02

Dividends declared (1)
Cash dividends declared per common share	$0.15	$0.03	$0.12
Cash dividends declared	$12,148	$2,448	$9,700
Dividend payout ratio	232.2%	55.6%	176.60%

Weighted average number of common shares outstanding
Basic	79,649	82,372	(2,723)
Diluted	79,708	82,429	(2,721)

(1)	Dividends declared during the quarter ended September 30, 2017 include a $0.12 special dividend representing a supplemental distribution of net income to stockholders from the prior fiscal year ended June 30, 2017.

	For the three months ended		Variance or Change	Variance or Change Pct.
Average Balance Sheet Data (Dollars in Thousands, Unaudited)	September 30, 2017	June 30, 2017
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$3,257,465	$3,200,968	$56,497	1.8
Mortgage-backed securities	511,931	532,621	(20,690)	(3.9)
Debt securities:
Tax-exempt	122,685	119,957	2,728	2.3
Taxable	489,252	476,499	12,753	2.7

Total debt securities	611,937	596,456	15,481	2.6
Other interest-earning assets	79,920	118,349	(38,429)	(32.5)

Total interest-earning assets	4,461,253	4,448,394	12,859	0.3
Non-interest-earning assets	361,259	358,791	2,468	0.7

Total assets	$4,822,512	$4,807,185	$15,327	0.3

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$858,291	$813,148	$45,143	5.6
Savings and club	522,715	523,798	(1,083)	(0.2)
Certificates of deposit	1,285,882	1,289,504	(3,622)	(0.3)

Total interest-bearing deposits	2,666,888	2,626,450	40,438	1.5
Borrowings:
Federal Home Loan Bank Advances	778,104	775,703	2,401	0.3
Other borrowings	32,041	40,064	(8,023)	(20.0)

Total borrowings	810,145	815,767	(5,622)	(0.7)

Total interest-bearing liabilities	3,477,033	3,442,217	34,816	1.0
Non-interest-bearing liabilities:
Non-interest-bearing deposits	274,858	262,499	12,359	4.7
Other non-interest-bearing liabilities	29,754	25,112	4,642	18.5

Total non-interest-bearing liabilities	304,612	287,611	17,001	5.9

Total liabilities	3,781,645	3,729,828	51,817	1.4
Stockholders’ equity	1,040,867	1,077,357	(36,490)	(3.4)

Total liabilities and stockholders’ equity	$4,822,512	$4,807,185	$15,327	0.3

Average interest-earning assets to average interest-bearing liabilities	128.31%	129.23%	-0.92%	-0.7

	For the three months ended		Variance or Change	Variance or Change Pct.
Performance Ratio Highlights	September 30, 2017	June 30, 2017
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	3.74%	3.73%	0.01%
Mortgage-backed securities	2.26%	2.30%	-0.04%
Debt securities:
Tax-exempt	2.03%	2.02%	0.01%
Taxable	2.42%	2.41%	0.01%

Total debt securities	2.34%	2.33%	0.01%
Other interest-earning assets	3.21%	1.98%	1.23%

Total interest-earning assets	3.37%	3.32%	0.05%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.76%	0.71%	0.05%
Savings and club	0.12%	0.12%	0.00%
Certificates of deposit	1.38%	1.34%	0.04%

Total interest-bearing deposits	0.93%	0.90%	0.03%
Borrowings:
Federal Home Loan Bank Advances	2.33%	2.21%	0.12%
Other borrowings	0.27%	0.27%	0.00%

Total borrowings	2.25%	2.12%	0.13%

Total interest-bearing liabilities	1.24%	1.19%	0.05%
Interest rate spread (1)	2.13%	2.13%	0.00%
Net interest margin (2)	2.40%	2.40%	0.00%
Non-interest income to average assets (annualized)	0.26%	0.25%	0.01%
Non-interest expense to average assets (annualized)	1.77%	1.83%	-0.06%
Efficiency ratio (3)	71.18%	74.12%	-2.94%
Return on average assets (annualized)	0.43%	0.37%	0.06%
Return on average equity (annualized)	2.01%	1.64%	0.37%

(1)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(2)	Net interest income divided by average interest-earning assets.
(3)	Non-interest expense divided by the sum of net interest income and non-interest income.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	At
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Cash and cash equivalents	$38,823	$78,237	$170,591	$37,032	$72,593
Securities available for sale	636,600	613,760	614,948	671,281	689,151
Securities held to maturity	482,926	493,321	501,987	517,819	538,319
Loans held-for-sale	3,808	4,692	744	6,686	4,489
Loans receivable, including yield adjustments	3,260,328	3,245,261	3,122,628	2,973,931	2,845,605
Less allowance for loan losses	(29,445)	(29,286)	(27,614)	(26,060)	(25,003)

Net loans receivable	3,230,883	3,215,975	3,095,014	2,947,871	2,820,602
Premises and equipment	40,132	39,585	38,904	38,341	38,125
Federal Home Loan Bank stock	39,115	39,958	39,474	34,525	31,601
Accrued interest receivable	13,268	12,493	12,320	11,809	11,666
Goodwill	108,591	108,591	108,591	108,591	108,591
Bank owned life insurance	182,489	181,223	179,935	178,656	177,334
Deferred income taxes, net	13,230	15,454	14,318	16,098	22,914
Other assets	18,285	14,838	19,416	16,599	7,896

Total assets	$4,808,150	$4,818,127	$4,796,242	$4,585,308	$4,523,281

Liabilities
Deposits	$2,953,268	$2,930,127	$2,853,263	$2,746,017	$2,733,960
Borrowings	808,554	806,228	825,260	701,849	633,389
Advance payments by borrowers for taxes	9,787	8,711	8,059	7,618	7,597
Other liabilities	22,308	15,880	15,650	15,172	28,801

Total liabilities	3,793,917	3,760,946	3,702,232	3,470,656	3,403,747

Stockholders’ Equity
Common stock	815	844	873	892	891
Paid-in capital	690,204	728,790	768,373	795,773	813,648
Retained earnings	354,123	361,039	359,083	357,540	353,763
Unearned ESOP shares	(34,049)	(34,536)	(35,022)	(35,508)	(35,995)
Accumulated other comprehensive income (loss), net	3,140	1,044	703	(4,045)	(12,773)

Total stockholders’ equity	1,014,233	1,057,181	1,094,010	1,114,652	1,119,534

Total liabilities and stockholders’ equity	$4,808,150	$4,818,127	$4,796,242	$4,585,308	$4,523,281

Consolidated capital ratios
Equity to assets	21.09%	21.94%	22.81%	24.31%	24.75%
Tangible equity to tangible assets	19.27%	20.14%	21.02%	22.47%	22.89%

Share data
Outstanding shares (period end)	81,548	84,351	87,256	89,176	89,076
Equity per share	$12.44	$12.53	$12.54	$12.50	$12.57
Tangible equity per share (1)	$11.10	$11.24	$11.29	$11.28	$11.34

(1)	Tangible equity equals total stockholders’ equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights (Dollars in Thousands, Unaudited)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Cash and cash equivalents
Cash and due from depository institutions	$17,972	$18,889	$17,429	$17,541	$18,829
Interest-bearing deposits in other banks	20,851	59,348	153,162	19,491	53,764

Total cash and cash equivalents	$38,823	$78,237	$170,591	$37,032	$72,593

Securities available for sale
Debt securities:
U.S. agency securities	$5,063	$5,316	$5,622	$5,809	$6,172
Municipal and state obligations	27,725	27,740	27,259	27,090	28,259
Asset-backed securities	163,615	162,429	150,805	121,445	84,065
Collateralized loan obligations	128,383	98,154	104,811	98,447	128,047
Corporate bonds	142,489	142,318	141,134	138,564	137,976
Trust preferred securities	8,544	8,540	8,248	8,101	7,968

Debt securities available for sale	475,819	444,497	437,879	399,456	392,487
Mortgage-backed securities:
Collateralized mortgage obligations	28,790	30,536	31,941	52,333	57,170
Residential pass-through securities	123,868	130,550	136,926	211,258	231,052
Commercial pass-through securities	8,123	8,177	8,202	8,234	8,442

Mortgage-backed securities	160,781	169,263	177,069	271,825	296,664

Total securities available for sale	$636,600	$613,760	$614,948	$671,281	$689,151

Securities held to maturity
Debt securities:
U.S. agency securities	$35,000	$35,000	$35,000	$34,999	$59,995
Municipal and state obligations	95,954	94,713	91,038	87,682	82,087
Subordinated debt	15,000	15,000	15,000	15,000	—

Debt securities held to maturity	145,954	144,713	141,038	137,681	142,082
Mortgage-backed securities:
Collateralized mortgage obligations	16,600	17,854	19,193	20,543	21,699
Residential pass-through securities	169,257	178,813	186,248	200,402	211,930
Commercial pass-through securities	151,115	151,941	155,508	159,193	162,608

Mortgage-backed securities	336,972	348,608	360,949	380,138	396,237

Total securities held to maturity	$482,926	$493,321	$501,987	$517,819	$538,319
Total securities	$1,119,526	$1,107,081	$1,116,935	$1,189,100	$1,227,470

	At
Supplemental Balance Sheet Highlights (Dollars in Thousands, Unaudited)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Loan portfolio composition:
Residential first mortgage loans	$559,593	$567,323	$566,665	$562,466	$584,156
Home equity loans and lines of credit	80,746	82,822	82,412	83,305	85,799

Residential mortgage loans	640,339	650,145	649,077	645,771	669,955
Multifamily mortgage loans	1,427,840	1,412,575	1,371,339	1,295,207	1,142,908
Nonresidential and mixed use mortgage loans	1,085,983	1,085,064	995,782	932,616	916,769

Commercial mortgage loans	2,513,823	2,497,639	2,367,121	2,227,823	2,059,677
Commercial business loans	81,676	74,471	83,754	75,640	87,333
Construction loans	8,320	3,815	1,494	927	2,059
Account loans	2,800	2,863	2,860	2,980	3,012
Other consumer loans	10,988	13,520	15,313	17,501	19,870

Consumer loans	13,788	16,383	18,173	20,481	22,882

Total loans, excluding yield adjs	3,257,946	3,242,453	3,119,619	2,970,642	2,841,906
Unamortized yield adjustments	2,382	2,808	3,009	3,289	3,699

Loans receivable, including yield adjs	3,260,328	3,245,261	3,122,628	2,973,931	2,845,605
Less allowance for loan losses	(29,445)	(29,286)	(27,614)	(26,060)	(25,003)

Net loans receivable	$3,230,883	$3,215,975	$3,095,014	$2,947,871	$2,820,602

Loan portfolio allocation:
Residential first mortgage loans	17.2%	17.5%	18.2%	18.9%	20.6%
Home equity loans and lines of credit	2.5%	2.6%	2.6%	2.8%	3.0%

Residential mortgage loans	19.7%	20.1%	20.8%	21.7%	23.6%
Multifamily mortgage loans	43.8%	43.6%	44.0%	43.6%	40.2%
Nonresidential and mixed use mortgage loans	33.3%	33.5%	31.9%	31.4%	32.3%

Commercial mortgage loans	77.2%	77.0%	75.9%	75.0%	72.5%
Commercial business loans	2.5%	2.3%	2.7%	2.5%	3.1%
Construction loans	0.3%	0.1%	0.0%	0.0%	0.1%
Account loans	0.1%	0.1%	0.1%	0.1%	0.1%
Other consumer loans	0.3%	0.4%	0.5%	0.6%	0.7%

Consumer loans	0.4%	0.5%	0.6%	0.7%	0.8%

Total loans, excluding yield adjs	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans > 90 days past due	$105	$74	$65	$92	$77
Nonaccrual loans	18,006	18,798	20,950	21,473	21,768

Total nonperforming loans	18,111	18,872	21,015	21,565	21,845
Other real estate owned	2,424	1,632	1,668	2,037	1,356

Total nonperforming assets	$20,535	$20,504	$22,683	$23,602	$23,201
Nonperforming loans (% total loans)	0.56%	0.58%	0.67%	0.72%	0.77%
Nonperforming assets (% total assets)	0.43%	0.43%	0.47%	0.51%	0.51%
Allowance for loan losses (ALLL):
ALLL to total loans	0.90%	0.90%	0.88%	0.88%	0.88%
ALLL to nonperforming loans	162.58%	155.18%	131.40%	120.84%	114.46%
Net charge offs (recoveries)	$471	$(483)	$254	$198	$354
Average net charge off (recovery) rate (annualized)	0.06%	-0.06%	0.03%	0.03%	0.05%

	At
Supplemental Balance Sheet Highlights (Dollars in Thousands, Unaudited)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Funding by type:
Deposits
Non-interest-bearing deposits	$279,263	$267,412	$255,939	$240,367	$251,141
Interest-bearing demand	856,122	847,663	798,203	768,556	750,126
Savings and club	519,040	523,984	524,002	519,257	514,909
Certificates of deposit	1,298,843	1,291,068	1,275,119	1,217,837	1,217,784

Interest-bearing deposits	2,674,005	2,662,715	2,597,324	2,505,650	2,482,819

Total deposits	2,953,268	2,930,127	2,853,263	2,746,017	2,733,960
Borrowings:
Federal Home Loan Bank advances	775,673	775,696	775,719	665,742	600,765
Depositor sweep accounts	32,881	30,532	49,541	36,107	32,624

Total borrowings	808,554	806,228	825,260	701,849	633,389

Total funding	$3,761,822	$3,736,355	$3,678,523	$3,447,866	$3,367,349
Loans as a % of deposits	109.5%	109.9%	108.5%	107.6%	103.3%
Deposits as a % of total funding	78.5%	78.4%	77.6%	79.6%	81.2%
Borrowings as a % of total funding	21.5%	21.6%	22.4%	20.4%	18.8%

Funding by source:
Retail funding
Non-interest-bearing deposits	$279,263	$267,412	$255,939	$240,367	$251,141
Interest-bearing demand	633,778	625,061	568,865	544,487	527,511
Savings and club	519,040	523,984	524,002	519,257	514,909
Certificates of deposit	1,175,407	1,168,010	1,152,025	1,113,073	1,119,922

Total retail deposits	2,607,488	2,584,467	2,500,831	2,417,184	2,413,483
Depositor sweep accounts	32,881	30,532	49,541	36,107	32,624

Total retail funding	2,640,369	2,614,999	2,550,372	2,453,291	2,446,107
Wholesale funding:
Interest-bearing demand	$222,344	$222,602	$229,338	$224,069	$222,615
Certificates of deposit (listing service)	101,791	101,430	101,432	96,516	89,608
Certificates of deposit (brokered)	21,645	21,628	21,662	8,248	8,254

Total wholesale deposits	345,780	345,660	352,432	328,833	320,477
FHLB Advances	775,673	775,696	775,719	665,742	600,765

Total wholesale funding	1,121,453	1,121,356	1,128,151	994,575	921,242

Total funding	$3,761,822	$3,736,355	$3,678,523	$3,447,866	$3,367,349
Retail funding as a % of total funding	70.2%	70.0%	69.3%	71.2%	72.6%
Wholesale funding as a % of total funding	29.8%	30.0%	30.7%	28.8%	27.4%

Summary Income Statement (Dollars and Shares in Thousands, Except Per Share Data, Unaudited)	For the three months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Interest income
Loans	$30,473	$29,842	$28,235	$27,407	$25,697
Mortgage-backed securities	2,896	3,063	3,222	3,779	3,937
Debt securities:
Taxable	2,960	2,868	2,488	2,146	2,040
Tax-exempt	621	605	582	562	551
Other interest-earning assets	642	586	481	421	581

Total interest income	37,592	36,964	35,008	34,315	32,806

Interest expense
Deposits	6,219	5,909	5,420	5,410	5,361
Borrowings	4,563	4,325	3,381	3,289	3,424

Total interest expense	10,782	10,234	8,801	8,699	8,785

Net interest income	26,810	26,730	26,207	25,616	24,021
Provision for loan losses	630	1,188	1,809	1,255	1,129

Net interest income after provision for loan losses	26,180	25,542	24,398	24,361	22,892

Non-interest income
Fees and service charges	1,261	839	498	1,289	663
(Loss) gain on sale and call of securities	—	—	(22)	21	—
Gain on sale of loans	331	531	245	459	300
(Loss) gain on sale of real estate owned	(109)	3	(106)	12	(15)
Income from bank owned life insurance	1,267	1,288	1,279	1,321	1,319
Electronic banking fees and charges	278	287	240	270	283
Miscellaneous	66	72	119	74	79

Total non-interest income	3,094	3,020	2,253	3,446	2,629

Non-interest expense
Salaries and employee benefits	12,867	12,887	12,430	11,592	10,909
Net occupancy expense of premises	1,981	2,013	2,088	1,976	1,941
Equipment and systems	2,190	2,204	2,068	2,030	2,048
Advertising and marketing	710	937	753	387	549
Federal deposit insurance premium	360	352	338	339	305
Directors’ compensation	689	689	689	379	225
Miscellaneous	2,489	2,969	2,668	2,670	2,683

Total non-interest expense	21,286	22,051	21,034	19,373	18,660

Income before income taxes	7,988	6,511	5,617	8,434	6,861
Income taxes	2,756	2,107	1,549	2,970	2,194

Net income	$5,232	$4,404	$4,068	$5,464	$4,667

Net income per common share (EPS)
Basic	$0.07	$0.05	$0.05	$0.06	$0.05
Diluted	$0.07	$0.05	$0.05	$0.06	$0.05

Dividends declared (1)
Cash dividends declared per common share	$0.15	$0.03	$0.03	$0.02	$0.02
Cash dividends declared	$12,148	$2,448	$2,525	$1,687	$1,710
Dividend payout ratio	232.2%	55.6%	62.1%	30.9%	36.6%

Weighted average number of common shares outstanding
Basic	79,649	82,372	84,542	85,174	86,246
Diluted	79,708	82,429	84,624	85,258	86,304

(1)	Dividends declared during the quarter ended September 30, 2017 include a $0.12 special dividend representing a supplemental distribution of net income to stockholders from the prior fiscal year ended June 30, 2017.

	For the three months ended
Average Balance Sheet Data (Dollars in Thousands, Unaudited)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$3,257,465	$3,200,968	$3,029,151	$2,899,794	$2,697,096
Mortgage-backed securities	511,931	532,621	582,591	673,569	695,876
Debt securities:
Tax-exempt	122,685	119,957	116,479	112,221	109,625
Taxable	489,252	476,499	441,124	419,966	442,233

Total debt securities	611,937	596,456	557,603	532,187	551,858
Other interest-earning assets	79,920	118,349	61,336	71,072	204,621

Total interest-earning assets	4,461,253	4,448,394	4,230,681	4,176,622	4,149,451
Non-interest-earning assets	361,259	358,791	352,419	351,458	359,514

Total assets	$4,822,512	$4,807,185	$4,583,100	$4,528,080	$4,508,965

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$858,291	$813,148	$756,520	$761,765	$748,516
Savings and club	522,715	523,798	520,572	518,225	515,615
Certificates of deposit	1,285,882	1,289,504	1,242,757	1,224,592	1,215,081

Total interest-bearing deposits	2,666,888	2,626,450	2,519,849	2,504,582	2,479,212
Borrowings:
Federal Home Loan Bank Advances	778,104	775,703	643,504	594,238	577,305
Other borrowings	32,041	40,064	44,940	35,273	33,530

Total borrowings	810,145	815,767	688,444	629,511	610,835

Total interest-bearing liabilities	3,477,033	3,442,217	3,208,293	3,134,093	3,090,047
Non-interest-bearing liabilities:
Non-interest-bearing deposits	274,858	262,499	246,449	245,928	243,964
Other non-interest-bearing liabilities	29,754	25,112	25,028	31,781	47,092

Total non-interest-bearing liabilities	304,612	287,611	271,477	277,709	291,056

Total liabilities	3,781,645	3,729,828	3,479,770	3,411,802	3,381,103
Stockholders’ equity	1,040,867	1,077,357	1,103,330	1,116,278	1,127,862

Total liabilities and stockholders’ equity	$4,822,512	$4,807,185	$4,583,100	$4,528,080	$4,508,965

Average interest-earning assets to average interest-bearing liabilities	128.31%	129.23%	131.87%	133.26%	134.28%

	For the three months ended
Performance Ratio Highlights	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	3.74%	3.73%	3.73%	3.78%	3.81%
Mortgage-backed securities	2.26%	2.30%	2.21%	2.24%	2.26%
Debt securities:
Tax-exempt	2.03%	2.02%	2.00%	2.00%	2.01%
Taxable	2.42%	2.41%	2.26%	2.04%	1.85%

Total debt securities	2.34%	2.33%	2.20%	2.04%	1.88%
Other interest-earning assets	3.21%	1.98%	3.13%	2.37%	1.14%

Total interest-earning assets	3.37%	3.32%	3.31%	3.29%	3.16%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	0.76%	0.71%	0.65%	0.62%	0.63%
Savings and club	0.12%	0.12%	0.12%	0.12%	0.15%
Certificates of deposit	1.38%	1.34%	1.30%	1.33%	1.31%

Total interest-bearing deposits	0.93%	0.90%	0.86%	0.86%	0.87%
Borrowings:
Federal Home Loan Bank Advances	2.33%	2.21%	2.08%	2.20%	2.35%
Other borrowings	0.27%	0.27%	0.35%	0.29%	0.42%

Total borrowings	2.25%	2.12%	1.96%	2.09%	2.24%

Total interest-bearing liabilities	1.24%	1.19%	1.10%	1.11%	1.14%
Interest rate spread (1)	2.13%	2.13%	2.21%	2.18%	2.02%
Net interest margin (2)	2.40%	2.40%	2.48%	2.45%	2.32%
Non-interest income to average assets (annualized)	0.26%	0.25%	0.20%	0.30%	0.23%
Non-interest expense to average assets (annualized)	1.77%	1.83%	1.84%	1.71%	1.66%
Efficiency ratio (3)	71.18%	74.12%	73.91%	66.66%	70.02%
Return on average assets (annualized)	0.43%	0.37%	0.36%	0.48%	0.41%
Return on average equity (annualized)	2.01%	1.64%	1.47%	1.96%	1.66%

(1)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(2)	Net interest income divided by average interest-earning assets.
(3)	Non-interest expense divided by the sum of net interest income and non-interest income.